EXHIBIT 32.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Rural/Metro Corporation, a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the “10-Q Report”) that:

(1) the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 14, 2003

/s/ Michael S. Zarriello

Michael S. Zarriello
Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)